UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington D.C., 20549

                              Form 8-K

                            CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported) January 25, 2001


                   Commission file number 33-55254-18


                           World Homes, Inc.
           (Exact name of registrant as specified in charter)


           Nevada                                  87-0434297
(State of other jurisdiction of                 (I.R.S. Employer
incorporation or organization)               Identification Number)

      4505 W. Hacienda Ave Unit I-1
            Las Vegas, Nevada                         89118
(Address of Principal Executive Office)             (Zip Code)
        (702) 579-4888

          (Registrant's Telephone Number, Including Area Code)

                                Copies To:

                               Susan Donohue
                        4505 W. Hacienda Ave. # I-1
                            Las Vegas, NV 89118
                               (702) 579-4888



Page Two

Item No. 1.        Changes in Control of Registrant.

No events to report.

Item No. 2.        Acquisition or Disposition of Assets.

No events to report.

Item No. 3.        Bankruptcy or Receivership.

No events to report.

Item No. 4.        Changes in Registrant's Certifying Accountant.

No events to report.

Item No. 5.        Other Events.

The Company hired Jon Nicolaisen as President and CEO as replacement to Merle Ferguson, who remains Chairman of the Board.

The Company accepted the resignation of Michael Schulman as Chief
Financial Officer and appointed Susan Donohue as interim CFO.


Item No. 6.        Resignation of Registrant's Directors.

No events to report.

Item No. 7. Financial Statements, Proforma Financial Information and Exhibits.

No events to report.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


WORLD HOMES, INC.


By: /s/ Jon Nicoliasen                        Dated:  5 February 2001
        --------------
        Jon Nicoliasen
        President and CEO


By: /s/ Susan Donohue                         Dated:  5 February 2001
        -------------
        Susan Donohue
        Secretary